Annual Operating Expenses {- Franklin DynaTech VIP Fund} - FTVIP Class 4-61 - Franklin DynaTech VIP Fund - Class 4	May 01, 2021
Operating Expenses:
Management fees	0.60%	[1]
Distribution and service (12b-1) fees	0.35%
Other expenses	0.09%
Total annual Fund operating expenses	1.04%	[1]

[1]

1. Management fees of the fund have been restated to reflect current fiscal year fees as a result of a decrease in the Fund’s contractual management fee rate effective on May 1, 2021. If the management fees were not restated to reflect such decrease in fees, the amounts shown above would be greater. Consequently, the Fund’s total annual fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights.